================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       -----------------------------------



        Date of Report (Date of earliest event reported): August 20, 1999


                                 NCO GROUP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Pennsylvania                                0-21639                                 23-2858652
------------------------------------      -----------------------------------       -----------------------------------
    (State or other jurisdiction               (Commission File Number)                      (I.R.S. Employee
                 of                                                                       Identification Number)
          incorporation or
           organization)

                             515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
            --------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:         (215) 793-9300

================================================================================

Item 2.           Acquisition or Disposition of Assets.

         On August 20, 1999, NCO Group, Inc. ("NCO") acquired Compass International Services Corporation ("Compass") by the merger of Cardinal Acquisition Corporation ("Newco"), a wholly-owned subsidiary of NCO, into Compass, with Compass becoming a wholly-owned subsidiary of NCO (the "Merger"). In consideration of the Merger, the stockholders of Compass received a total of approximately 3.3 million shares of common stock, no par value, of NCO ("NCO Common Stock") in exchange for all of the outstanding shares of capital stock of Compass. Additionally, NCO assumed all outstanding stock options of Compass, which have been converted in the Merger into options to purchase up to approximately 215,000 shares of NCO Common Stock. The transaction was accounted for under the purchase method of accounting and treated as a tax free reorganization.

         Compass is one of the leading providers of accounts receivable management services and other complementary outsourced services. Compass' revenue for fiscal year ended December 31, 1998, exclusive of revenue attributable to the Print and Mail Division, was approximately $105.5 million, on a pro forma basis.

Risks Associated with Recent Acquisitions.
------------------------------------------

         The businesses acquired by NCO in the fourth quarter of 1998 and in 1999 and acquired in the Compass acquisition had combined pro forma revenues of $307.0 million in 1998 which was 171.5% of NCO's revenue of $179.0 million in 1998, prior to the restatement to reflect the acquisition of JDR Holdings, Inc. If NCO is unable to successfully integrate these new business into NCO's operations, NCO may not be able to realize expected operating efficiencies, eliminate redundant costs or operate the businesses profitably. The integration of these businesses is subject to a number of risks, including risks that:

          o These acquisitions could divert management's attention from the daily operations of NCO and otherwise require additional management, operational and financial resources;

          o the conversion of the acquired companies computer and operating systems into NCO's systems may take longer or cost more than expected;

          o NCO may be unable to retain clients or key employees of the acquired companies; and

          o the acquired companies might have additional liabilities and problems that NCO did not anticipate at the time of the acquisitions.

Forward Looking Statements
--------------------------

          Certain statements included in this Current Report on Form 8-K, other than historical facts, are forward-looking statements (as such term is defined in the Securities Exchange Act of 1934, and the regulations thereunder) which are intended to be covered by the safe harbors created thereby.

Forward-looking statements include, without limitation, statements as to the Company's objective to grow through strategic acquisitions and internal growth, the impact of acquisitions on the Company's earnings, the Company's ability to realize operating efficiencies in the integration of its acquisitions, trends in the Company's future operating performance, Year 2000 compliance, the effects of legal or governmental proceedings, the effects of changes in accounting pronouncements and statements as to the Company's or management's beliefs, expectations and opinions. Forward- looking statements are subject to risks and uncertainties and may be affected by various factors which may cause actual results to differ materially from those in the forward-looking statements. In addition to the factors discussed in this report, certain risks, uncertainties and other factors, including, without limitation, the risk that the Company will not be able to realize operating efficiencies in the integration of its acquisitions, risks associated with growth and future acquisitions, fluctuations in quarterly operating results, risks relating to Year 2000 compliance and the other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 1998, filed on March 31, 1999, and the Company's Registration Statement on Form S-4, filed on July 20, 1999, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          The following exhibits are being filed as part of this report:

          (a)  Financial Statements of businesses acquired.

                   Incorporated by reference to the Compass Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1999, as amended on Form 10-K/A filed on April 30, 1999, and the Compass Form 10-Q filed with the Securities Exchange Commission on August 13, 1999.

          (b)  Pro Forma Financial Information.

                   Pro Forma Consolidated Financial Statements..............F-1

          (c)  Exhibits.
               --------

          Number    Title

             1.* Agreement and Plan of Merger, dated as of May 12, 1999, by and among NCO, Compass and Newco.

           *Incorporated by reference to NCO's Proxy/Registration Statement on Form S-4 (Registration No. 333-83229), filed with the Securities Exchange Commission on July 20, 1999, as amended.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NCO GROUP, INC.


                                         By:  /s/ Michael J. Barrist
                                              ---------------------------------
                                              Michael J. Barrist,
                                              Chairman of the Board, President
                                              and Chief Executive Officer


Date: September 1, 1999

                   Pro Forma Consolidated Financial Statements
                              Basis of Presentation

     The Pro Forma Consolidated Balance Sheet as of June 30, 1999 and the Pro Forma Consolidated Statements of Income for the six months ended June 30, 1999 and the year ended December 31, 1998 are based on the historical financial statements of NCO Group, Inc. ("NCO"); FCA International Ltd. ("FCA"); MedSource, Inc. ("MedSource"); and Medaphis Services Corporation ("MSC") (collectively the "1998 Acquisitions"); Co-Source Corporation ("Co-Source"); and Compass International Services Corporation ("Compass"). All of NCO's acquisitions listed above have been accounted for assuming the use of the purchase method of accounting with the results of the acquired companies included in NCO's historical statements of income beginning on the date of acquisition.

     The Pro Forma Consolidated Balance Sheet as of June 30, 1999 has been prepared assuming the Compass acquisition was completed on June 30, 1999. The Compass acquisition gives effect to the sale of its print and mail division prior to the acquisition of Compass by NCO.

    The Pro Forma Consolidated Statement of Income for the six months ended June 30, 1999 has been prepared assuming the Co-Source and Compass acquisitions were completed on January 1, 1999. The Compass acquisition gives effect to the sale of its print and mail division prior to the acquisition of Compass by NCO.

    The Pro Forma Consolidated Statement of Income for the year ended December 31, 1998 has been prepared assuming the FCA, MedSource, MSC, Co-Source and Compass acquisitions were completed on January 1, 1998. The Compass acquisition gives effect to the sale of its print and mail division prior to the acquisition of Compass by NCO.

    The Pro Forma Consolidated Balance Sheet and Statements of Income do not purport to represent what NCO's actual financial position or results of operations would have been had the acquisitions occurred as of such dates, or to project NCO's financial position or results of operations for any period or date, nor does it give effect to any matters other than those described in the notes thereto. In addition, the allocations of purchase price to the assets and liabilities of MSC, Co-Source and Compass are preliminary and the final allocations may differ from the amounts reflected herein. The unaudited Pro Forma Consolidated Balance Sheet and Statements of Income should be read in conjunction with NCO's consolidated financial statements and notes thereto, and the historical financial statements of Compass which are included in this Current Report on Form 8-K.

                                 NCO GROUP, INC.
                      Pro Forma Consolidated Balance Sheet
                                  June 30, 1999
                                   (Unaudited)
                             (Amounts in thousands)

                                                              NCO                 Compass            Acquisition
                                                          Historical           Pro-Forma (1)       Adjustments (2)       Pro Forma
                                                         -----------           -------------       ---------------       ---------
ASSETS

Current assets:
    Cash and cash equivalents ......................     $  30,972              $   3,962             $      -           $  34,934
    Accounts receivable, trade, net ................        70,417                 13,499                    -              83,916
    Purchased accounts receivable ..................         4,143                      -                    -               4,143
    Deferred taxes .................................           740                    877                    -               1,617
    Other current assets ...........................         4,964                  1,987                    -               6,951
                                                         ---------              ---------             --------           ---------
         Total current assets ......................       111,236                 20,325                    -             131,561

Property and equipment, net ........................        34,195                  6,821                    -              41,016

Other assets:
    Intangibles,  net of accumulated
      amortization .................................       441,182                112,264               21,804             575,250
    Other assets ...................................         5,506                    593                    -               6,099
                                                         ---------              ---------             --------           ---------
          Total other assets .......................       446,688                112,857               21,804             581,349
                                                         ---------              ---------             --------           ---------
Total assets .......................................     $ 592,119              $ 140,003             $ 21,804           $ 753,926
                                                         =========              =========             ========           =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Long-term debt, current portion ................     $     866              $   6,939             $      -           $   7,805
    Corporate taxes payable ........................         8,126                  7,599                    -              15,725
    Accounts payable ...............................         7,012                  4,689                    -              11,701
    Accrued expenses ...............................        20,249                  6,171               10,000              36,420
    Accrued compensation and related expenses ......        11,948                  2,160                    -              14,108
                                                         ---------              ---------             --------           ---------
         Total current liabilities .................        48,201                 27,558               10,000              85,759

Long-term liabilities:
    Long-term debt, net of current portion .........       298,347                 20,781                    -             319,128
    Deferred taxes .................................         9,052                    273                    -               9,325
    Other long-term liabilities ....................        10,931                      -                    -              10,931

Shareholders' equity
    Common stock ...................................       193,690                 87,680               13,835             295,205
    Unexercised warrants ...........................         2,800                      -                    -               2,800
    Stock options issued for business combination ..             -                      -                1,680               1,680
    Foreign currency translation adjustment ........        (1,156)                     -                    -              (1,156)
    Retained earnings ..............................        30,254                  3,711               (3,711)             30,254
                                                         ---------              ---------             --------           ---------
         Total shareholders' equity ................       225,588                 91,391               11,804             328,783
                                                         ---------              ---------             --------           ---------

Total liabilities and shareholders' equity .........     $ 592,119              $ 140,003             $ 21,804           $ 753,926
                                                         =========              =========             ========           =========

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                 NCO GROUP, INC.
                   Pro Forma Consolidated Statement of Income
                     For the Six Months Ended June 30, 1999
                                   (Unaudited)
                (Amounts in thousands, except per share amounts)

                                                               Co-Source             Compass           Acquisition
                                                 NCO(3)      Historical(4)         Pro Forma(5)        Adjustments     Pro Forma
                                               ---------     -------------         ------------        -----------     ---------
Revenue......................................  $ 206,568        $ 24,643             $ 52,668           $      -       $ 283,879
Operating costs and expenses:
    Payroll and related expenses.............    109,612          14,810               26,218                  -         150,640
    Selling, general and administrative
      expenses...............................     57,234           5,632               20,763                  -          83,629
    Depreciation and amortization expense....      9,363             698                2,472              1,159(6)       13,692
    Non-recurring acquisiton costs...........      4,601               -                    -                  -           4,601
                                               ---------        --------             --------           --------       ---------
        Total operating costs and expenses...    180,810          21,140               49,453              1,159         252,562
                                               ---------        --------             --------           --------       ---------
Income (loss) from operations................     25,758           3,503                3,215             (1,159)         31,317

Other income (expense):
    Interest and investment income...........        500             258                    -                  -             758
    Interest expense.........................     (7,257)         (1,076)              (1,633)            (2,592)(7)     (12,558)
                                               ---------        --------             --------           --------       ---------
                                                  (6,757)           (818)              (1,633)            (2,592)        (11,800)
                                               ---------        --------             --------           --------       ---------
Income (loss) before provision for income
  taxes......................................     19,001           2,685                1,582             (3,751)         19,517

Income tax expense (benefit).................      8,974           1,034                1,112             (1,024)(8)      10,096
                                               ---------        --------             --------           --------       ---------
Net income (loss)...........................      10,027           1,651                  470             (2,727)          9,421

Accretion of preferred stock to
  to redemption value........................       (377)              -                    -                  -            (377)
                                               ---------        --------             --------           --------       ---------

Net income (loss) applicable to
  common shareholders........................  $   9,650        $  1,651             $    470           $ (2,727)      $   9,044
                                               =========        ========             ========           ========       =========

Net income per share:
    Basic....................................  $    0.45                                                               $    0.37(9)
    Diluted..................................  $    0.43                                                               $    0.35(9)

Weighted average shares outstanding:
    Basic....................................     21,466                                                                  24,770(10)
    Diluted..................................     22,411                                                                  25,785(11)

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                 NCO GROUP, INC.
                   Pro Forma Consolidated Statement of Income
                      For the Year Ended December 31, 1998
                                   (Unaudited)
                (Amounts in thousands, except per share amounts)

                                                                            1998               Co-Source            Compass
                                                        NCO(3)         Acquisitions(12)       Pro Forma(13)      Pro Forma(14)
                                                      ---------        ----------------       -------------      -------------
Revenue............................................   $ 229,952            $ 127,570            $ 61,123            $ 105,750

Operating costs and expenses:
    Payroll and related expenses...................     119,314               80,824              37,640               49,454
    Selling, general and administrative expenses...      66,588               40,850              13,833               37,749
    Depreciation and amortization expense..........       9,851               10,074               1,675                4,154
                                                      ---------            ---------            --------            ---------
         Total operating costs and expenses........     195,753              131,748              53,148               91,357
                                                      ---------            ---------            --------            ---------
Income (loss) from operations......................      34,199               (4,178)              7,975               14,393

Other income (expense):
    Interest and investment income.................       1,135                  147                 503                    -
    Interest expense...............................      (3,858)              (1,223)             (3,536)              (2,180)
                                                      ---------            ---------            --------            ---------
                                                         (2,723)              (1,076)             (3,033)              (2,180)
                                                      ---------            ---------            --------            ---------
Income (loss) before provision for income taxes....      31,476               (5,254)              4,942               12,213

Income tax expense (benefit).......................      13,131                  881               2,023                5,687
                                                      ---------            ---------            --------            ---------
Net  income (loss).................................      18,345               (6,135)              2,919                6,526

Accretion of preferred stock to
  to redemption value..............................      (1,604)                   -                   -                    -
                                                      ---------            ---------            --------            ---------

Net  income (loss) applicable to
  common shareholders..............................   $  16,741            $  (6,135)           $  2,919            $   6,526
                                                      =========            =========            ========            =========


Net income per share:
    Basic..........................................   $    0.91
    Diluted........................................   $    0.85

Weighted average shares outstanding:
    Basic..........................................      18,324
    Diluted........................................      19,758

[RESTUB]

                                                        Acquisition                      Offering         Pro Forma
                                                        Adjustments      Pro Forma     Adjustments(19)   As Adjusted
                                                        ------------     ---------     ---------------   -----------
Revenue............................................     $ (4,521)(15)    $ 519,874         $       -      $ 519,874

Operating costs and expenses:
    Payroll and related expenses...................            -           287,232                 -        287,232
    Selling, general and administrative expenses...            -           159,020                 -        159,020
    Depreciation and amortization expense..........         (892)(16)       24,862                 -         24,862
                                                        --------         ---------         ---------      ---------
         Total operating costs and expenses........         (892)          471,114                 -        471,114
                                                        --------         ---------         ---------      ---------
Income (loss) from operations......................       (3,629)           48,760                 -         48,760

Other income (expense):
    Interest and investment income.................            -             1,785                 -          1,785
    Interest expense...............................      (15,386)(17)      (26,183)            2,435        (23,748)
                                                        --------         ---------         ---------      ---------
                                                         (15,386)          (24,398)            2,435        (21,963)
                                                        --------         ---------         ---------      ---------
Income (loss) before provision for income taxes....      (19,015)           24,362             2,435         26,797

Income tax expense (benefit).......................       (8,819)(18)       12,903               974         13,877
                                                        --------         ---------         ---------      ---------
Net income (loss).................................       (10,196)           11,459             1,461         12,920

Accretion of preferred stock to
  to redemption value..............................            -            (1,604)                -         (1,604)
                                                        --------         ---------         ---------      ---------

Net income (loss) applicable to
  common shareholders..............................     $(10,196)        $   9,855         $   1,461      $  11,316
                                                        ========         =========         =========      =========


Net income per share:
    Basic..........................................                      $    0.46                        $    0.47(20)
    Diluted........................................                      $    0.43                        $    0.44(20)

Weighted average shares outstanding:
    Basic..........................................                         21,628(10)                       24,198(21)
    Diluted........................................                         23,132(11)                       25,702(21)

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

                         Notes to Pro Forma Consolidated
                              Financial Statements
                                   (Unaudited)



(1) Gives effect to Compass' sale of its print and mail division on August 20, 1999, prior to NCO's acquisition of Compass, for approximately $35.0 million in cash, including adjustments to: (i) repay $35.0 million of Compass' outstanding debt; and (ii) record a liability of approximately $7.5 million for taxes resulting from the gain on the sale of the print and mail division. NCO's acquisition of Compass was contingent upon the sale of its print and mail division.

(2) Gives effect to the following acquisition related adjustments: (i) the recognition of goodwill; (ii) the stock issued to finance the Compass acquisition; and (iii) the accrual of acquisition related expenses. The accrual of acquisition related expenses includes: (i) professional fees related to the acquisitions; (ii) termination costs relating to certain redundant personnel scheduled to be eliminated upon the completion of the Compass acquisition; and (iii) certain future rental obligations attributable to facilities which are scheduled to be closed upon the completion of the Compass acquisition. The Compass goodwill will be amortized on a straight-line basis over 40 years. A portion of the Compass goodwill is deductible for income tax purposes. The allocation of the purchase price paid for Compass is as follows (dollars in thousands):


                                                                 Compass
                                                                ---------

              Net tangible assets acquired .................   $ (20,873)
              Acquisition related adjustments:
                  Accrued acquisition expenses .............     (10,000)
              Goodwill and other intangible assets .........     134,068
                                                               ---------
              Consideration paid* ..........................   $ 103,195
                                                               =========

     * The consideration paid for Compass includes approximately 3.3 million shares of NCO common stock valued at approximately $101.5 million, based on the five day average closing price around the time the acquisition was announced to the public, and stock options to purchase approximately 215,000 shares of NCO common stock valued at approximately $1.7 million.

(3) Reflects the restatement of NCO's historical financial information for the March 31, 1999 acquisition of JDR Holdings, Inc. using the pooling-of-interests method of accounting.

(4) Represents the historical results of operations of Co-Source from January 1, 1999 to May 21, 1999.

(5) Represents the historical results of operations of Compass from January 1, 1999 to June 30, 1999 with pro forma adjustments to present the sale of Compass' print and mail division as if it occurred on January 1, 1999, as follows (dollars in thousands):

                                                     Income (Loss)
                                                         From           Net
               Compass Pro Forma          Revenue     Operations   Income (Loss)
         -------------------------------  --------   ------------- -------------
         Compass historical.............  $ 81,593      $ 2,512      $  (586)
         Less:
           Sale of the print and mail
            division* ..................    28,925         (703)      (1,056)
                                          --------      -------      -------
                                          $ 52,668      $ 3,215      $   470
                                          ========      =======      =======

         * The print and mail division's results of operations from January 1, 1999 to June 30, 1999 reflects approximately $1.7 million of selling, general and administrative expenses and $734,000 of interest expense that was allocated to the division by Compass. The allocation of these expenses was based on the percentage of the print and mail division's revenues to Compass' consolidated revenues and Compass' cash investment in the print and mail division. An income tax benefit in the amount $533,000 was allocated based upon the percentage of the print and mail division's loss before income taxes to Compass' consolidated income before income taxes. These allocations are considered by Compass' management to be reasonable.

(6) Gives effect to the adjustment to amortization expense assuming the Co-Source and Compass acquisitions had occurred on January 1, 1999, as follows (dollars in thousands):

                                                  Adjustment to
                      Acquisition                  Amortization
         ---------------------------------------  --------------

         Co-Source .............................     $  989
         Compass ...............................        170
                                                     ------
                                                     $1,159
                                                     ======

(7) Reflects interest expense on borrowings related to the Co-Source acquisition as if it occurred on January 1, 1999. The interest expense was calculated using an estimated interest rate of approximately 7.25% and outstanding debt of $130.1 million.

(8) Adjusts the estimated income tax expense, after giving consideration to non-deductible goodwill expense, as if the Co-Source and Compass acquisitions occurred on January 1, 1999.

(9) Includes: (i) payroll and related expenses of $1.2 million attributable to certain redundant personnel costs scheduled to be eliminated upon the completion of the Compass acquisition; and (ii) rental and related operating costs of $1.4 million attributable to facilities which are scheduled to be closed upon the completion of the Compass acquisition. Net income per share-basic and net income per share-diluted would have been $0.43 and $0.41, respectively, on a pro forma basis assuming the acquisition occurred on January 1, 1999 and those costs had not been incurred.

(10) Gives effect to the issuance of approximately 3.3 million shares of common stock to finance the Compass acquisition.

(11) Gives effect to: (i) the dilution resulting from warrants to purchase 250,000 shares of NCO common stock issued to finance a portion of the Co-Source acquisition; and (ii) the issuance of approximately 3.3 million shares of common stock to finance the Compass acquisition.

(12) Represents the combined historical results of operations of the 1998 Acquisitions for the periods prior to their acquisition by NCO, as follows (dollars in thousands):

                                                                  Income (Loss)
                                    Date of                           From             Net
        1998 Acquisitions        Acquisition       Revenue         Operations     Income (Loss)
     ------------------------   --------------  ---------------  --------------   -------------
     FCA* ...................         5/5/98      $ 19,340          $ (6,895)       $ (7,055)
     MedSource...............         7/1/98        11,028               537            (366)
     MSC.....................       11/30/98        97,202             2,180           1,286
                                                  --------          --------        --------
                                                  $127,570          $ (4,178)       $ (6,135)
                                                  ========          ========        ========

     * Includes adjustments required to convert FCA's historical results of operations from January 1, 1998 to May 4, 1998, the period prior to the acquisition, to U.S. GAAP and gives effect to the conversion from Canadian dollars to U.S. dollars, based on the applicable exchange rate.

(13) Represents the pro forma results of operations of Co-Source from January 1, 1998 to December 31, 1998 including adjustments to present the acquisition of International Accounting Systems, Inc. ("IAS") completed by Co-Source on August 5, 1998, as follows (dollars in thousands):

                                                Income From       Net
           Co-Source Pro Forma        Revenue    Operations   Income (Loss)
         ---------------------------- --------   ----------   -------------
         Co-Source historical........ $ 57,559     $ 7,854       $ 3,168
         Plus:
           IAS acquisition* .........    3,564          87           103
           Pro forma adjustments**...        -          34          (352)
                                      --------     -------       -------
                                      $ 61,123     $ 7,975       $ 2,919
                                      ========     =======       =======

         * The acquisition of IAS was accounted for under the purchase method of accounting with the results of the acquired companies included in Co-Source's historical statements of income beginning on the date of acquisition. These adjustments give effect to the acquisition of IAS as if it occurred on January 1, 1998.

         ** Reflects: (i) elimination of expenses for professional fees incurred in connection with the acquisition; (ii) additional amortization expense assuming the IAS acquisition occurred on January 1, 1998; and (ii) additional interest expense on acquisition-related borrowings as if the IAS acquisition had occurred on January 1, 1998.

(14) Represents the pro forma results of operations of Compass from January 1, 1998 to December 31, 1998 including adjustments to present the acquisitions completed by Compass in 1998 and the sale of Compass' print and mail division as if they occurred on January 1, 1998, as follows (dollars in thousands):
                                                   Income (Loss)
                                                       From             Net
               Compass Pro Forma        Revenue     Operations     Income (Loss)
         ----------------------------  ---------   --------------  -------------

         Compass historical..........  $ 127,140      $ 12,842       $  6,007
         Plus:
           Compass acquisitions*.....     49,965         8,827          7,648
           Pro forma adjustments**...          -          (896)        (4,310)
         Less:
           Sale of the print and mail
            division*** .............     71,355         6,380          2,819
                                       ---------      --------       --------
                                       $ 105,750      $ 14,393       $  6,526
                                       =========      ========       ========

         * During 1998, Compass completed fourteen acquisitions. All of these acquisitions were accounted for under the purchase method of accounting with the results of the acquired companies included in Compass' historical statements of income beginning on the date of acquisition. These adjustments give effect to the Compass acquisitions as if they occurred on January 1, 1998.

         ** Reflects: (i) additional amortization expense assuming the Compass acquisitions occurred on January 1, 1998; and (ii) additional interest expense on acquisition-related borrowings as if the Compass acquisitions had occurred on January 1, 1998.

         ***The print and mail division's pro forma results of operations for the year ended December 31, 1998 reflects approximately $1.9 million of selling, general and administrative expenses and $1.0 million of interest expense that were allocated to the division by Compass. The allocation of these expenses was based on the percentage of the print and mail division's revenues to Compass' consolidated revenues and Compass' cash investment in the print and mail division. Income tax expense in the amount $2.2 million was allocated based upon the percentage of the print and mail division's income before income taxes to Compass' consolidated income before income taxes. These allocations are considered by Compass' management to be reasonable.

(15) Gives effect to the reduction of revenue to conform MSC's revenue recognition policy to that of NCO.

(16) Gives effect to: (i) the adjustment to amortization expense assuming the 1998 Acquisitions, the Co-Source acquisition and the Compass acquisition had occurred on January 1, 1998; and (ii) the elimination of depreciation and amortization expense related to assets revalued or not acquired, as follows (dollars in thousands):

                                 Adjustment to   Adjustment to       Net
           Acquisition           Amortization    Depreciation     Adjustment
     -----------------------     -------------   -------------    ----------
     FCA....................        $   684       $ (2,785)        $(2,101)
     MedSource..............            304           (129)            175
     MSC....................         (1,582)          (772)         (2,354)
     Co-Source .............          2,618              -           2,618
     Compass................            770              -             770
                                    -------        -------         -------
                                    $ 2,794        $(3,686)        $  (892)
                                    =======        =======         =======

(17) Reflects interest expense on borrowings related to the 1998 Acquisitions and the Co-Source acquisition as if they occurred on January 1, 1998. The interest expense was calculated using an estimated interest rate of approximately 7.70% and 7.25%, respectively, and outstanding debt of $211.5 million and $130.1 million, respectively.

(18) Adjusts the estimated income tax expense, after giving consideration to non-deductible goodwill expense, as if the 1998 Acquisitions, the Co-Source acquisition and the Compass acquisition occurred on January 1, 1998.

(19) Reflects the elimination of interest expense on debt assumed to be repaid with a portion of the proceeds from the NCO's June 1998 public offering of 4,469,366 shares of common stock, including the 469,366 shares of common stock sold in July 1998 in connection with the underwriters' exercise of the over-allotment option, at a price to the public of $21.50 (the "1998 Offering") as if it occurred on January 1, 1998.

(20) Includes: (i) payroll and related expenses of $8.7 million attributable to certain redundant personnel costs immediately eliminated at the time of the 1998 Acquisitions and scheduled to be eliminated upon the completion of the Compass acquisition; and (ii) rental and related operating costs of $4.7 million attributable to facilities which were closed at the time of the 1998 Acquisitions and are scheduled to be closed upon the completion of the Compass acquisition. Net income per share-basic and net income per share-diluted would have been $0.81 and $0.77, respectively, on a pro forma basis assuming the acquisitions occurred on January 1, 1998 and those costs had not been incurred.

(21) Gives effect to the issuance of 4,469,366 shares of common stock, including the 469,366 shares of common stock sold in July 1998 in connection with the underwriters' exercise of the over-allotment option, in connection with the 1998 Offering as if it occurred on January 1, 1998.